UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2024

DMK PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11622 El Camino Real, Suite 100 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 25, 2024, DMK Pharmaceuticals Corporation (the “Company”) held its reconvened annual meeting of stockholders virtually (the “Meeting”), to consider proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 12, 2023 (as amended or supplemented, the “Proxy Statement”). The Meeting was originally scheduled for November 9, 2023, and was subsequently adjourned until November 30, December 28, and then until January 25, 2024.

At the Meeting, the holders of 4,720,351 shares of the Company's common stock were represented in person or by proxy, constituting a quorum.

The final results for each of the matters voted on at the Meeting were as follows:

1. Elect five directors to our Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders or until his or her successor has been duly elected or appointed and qualified

Nominee	For	Withheld
Howard C. Birndorf	1,781,026	433,629
Meera J. Desai, Ph.D., NACD.DC	1,817,822	396,833
Vickie S. Reed	1,831,811	382,844
Ebrahim Versi, M.D., Ph.D.	1,871,765	342,890
Jannine Versi	1,814,568	400,087

All five director candidates were elected.

2.       Approve amendments to the Company’s 2020 Equity Incentive Plan to eliminate certain limitations on its ability to grant awards under the plan, to increase the limit on the number of shares that may be issued pursuant to incentive stock options, and make certain other amendments to the plan, and approve the amended plan, as described in the Proxy Statement.

For	Against	Abstain
1,425,104	711,664	77,887

The proposal was approved.

3.       Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain
1,396,426	711,362	106,867

The proposal was approved.

4.       Ratify the selection of BDO USA, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain
4,255,262	291,842	173,247

The auditor selection was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMK PHARMACEUTICALS CORPORATION

Dated: January 31, 2024	By:	/s/ Seth A. Cohen
	Name:	Seth A. Cohen
	Title:	Chief Financial Officer